SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 30, 2005

                              Solpower Corporation

             (Exact Name of Registrant as Specified in its Charter)



       Nevada                     000-29780                   87-0384678
(State of Incorporation)    (Commission File Number)       (IRS Employer ID)


                      11555 Heron Bay Boulevard Suite 200
                            Coral Springs, FL 33076
                   (Address of principle executive offices)


                                (954) 603-0520
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

                                  Copies to:
                            Richard Friedman, Esq.
                      Sichenzia Ross Friedman Ference LLP
                          1065 Avenue of the Americas
                           New York, New York 10018
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On November 30, 2005, Solpower Corporation ("Registrant") notified Semple & Cooper, LLP ("Semple & Cooper") that it was dismissing Semple & Cooper as its certifying accountant, effective immediately. The decision to dismiss the accountants was recommended and approved by Registrant's Board of Directors.

During the two fiscal years ended March 31, 2005 and 2004, and any subsequent period through November 30, 2005, (i) there were no disagreements between Registrant and Semple & Cooper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Semple & Cooper would have caused Semple & Cooper to make reference to the matter in its reports on Registrant's financial statements, and (ii) except for Semple & Cooper's report on Registrant's financial statements for the years ended March 31, 2005 and 2004 which included an explanatory paragraph wherein they expressed substantial doubt about Registrant's ability to continue as a going concern, Semple & Cooper's reports on Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended March 31, 2005 and 2004 and through November 30, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

(b) On November 30, 2005, Registrant engaged the firm of Meyler & Company, LLC to serve as its independent registered public accountants for the fiscal year ending March 31, 2006.

During the two fiscal years ended March 31, 2005 and 2004, and through November 30, 2005, the Company has not consulted with Meyler & Company, LLC regarding either:

1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrants' financial statements, and neither a written report was provided to Meyler & Company, LLC nor oral advice was provided that Meyler & Company, LLC concluded was an important factor considered by Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or
2. Any matter that was either subject of disagreement or event, as defined in
Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

On November 30, 2005, Registrant provided Semple & Cooper with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Semple & Cooper furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.


Exhibit No.    Description
-----------    -----------

16.1 Letter dated January 25, 2006, from Semple & Cooper addressed to the Securities and Exchange Commission



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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2006


                              SOLPOWER CORPORATION



                              By: /s/ Robert Kohn
                              --------------------
                              President and Chief Executive Officer


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